EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Kronos Incorporated (the “Company”) for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Aron J. Ain, Chief Executive Officer of the Company, and Paul A. Lacy, President, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

____/s/ Aron J. Ain____________________
Dated:	February 9, 2006	Aron J. Ain
Chief Executive Officer

____/s/ Paul A. Lacy___________________
Dated:	February 9, 2006	Paul A. Lacy
President, Chief Financial Officer